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                                                                    EXHIBIT 23.3


         [LETTERHEAD OF ARTHUR ANDERSEN Wirtschaftspruefungsgesellschaft
                        Steuerberatungsgesellschaft mbH]

                       Consent of Independent Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 2001 included in SAP Aktiengesellschaft Systeme, Anwendungen, Produkte in der Datenverarbeitung's Form 20-F for the year ended December 31, 2000.

Eschborn/Frankfurt/M., June 20, 2001


                               ARTHUR ANDERSEN
                               Wirtschaftsprufungsgesellschaft
                               Steuerberatungsgesellschaft mbH


                               /s/ Gross                  /s/ Turowski
                               ------------------------   ----------------------
                               Gross                      Turowski
                               Wirtschraftspruefer        Wirtschaftspruefer